UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 11, 2003

Digital Recorders, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	1-13408 (Commission File Number)	56-1362926 (IRS Employer Identification No.)

5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (214) 378-8992

Item 12. Results of Operations and Financial Condition
Signature(s)
Exhibit Index
EX-99.1 Transcript of Conference Call

Item 12. Results of Operations and Financial Condition

     On November 11, 2003, Digital Recorders, Inc. (the “Company”) conducted a conference call at which the Company’s Chief Executive Officer and Chief Financial Officer discussed third quarter 2003 financial results and the fiscal year 2003 outlook and responded to questions. The conference call was complementary to a related press release issued by the Company earlier that day. Because the Securities and Exchange Commission’s EDGAR system was not available to receive filings on November 11, 2003 due to the Veterans’ Day holiday, the Company was not able to furnish such press release to the Commission on Form 8-K prior to the conference call in accordance with its usual practice. Accordingly, the Company is furnishing the transcript of the conference call to the Commission pursuant to the instructions to Item 12 of Form 8-K. A copy of such transcript is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL RECORDERS, INC

Date: November 13, 2003	By:	/s/ DAVID L. TURNEY

David L. Turney Chairman, Chief Executive Officer and President

Exhibit Index

Exhibit
Number	Description

99.1	Transcript of Conference Call Conducted on November 11, 2003